UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2024

Atlanticus Holdings Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-53717	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 300, Atlanta, Georgia 30328
(Address of principal executive offices)

Registrant’s telephone number, including area code: 770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered

Common stock, no par value	ATLC	Nasdaq Global Select Market

7.625% Series B Cumulative Perpetual Preferred Stock, no par value	ATLCP	Nasdaq Global Select Market

6.125% Senior Notes due 2026	ATLCL	Nasdaq Global Select Market

9.25% Senior Notes due 2029	ATLCZ	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 24, 2024, Atlanticus Holdings Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with B. Riley Securities, Inc., as representative of the several underwriters named therein (the “Underwriters”), providing for the issuance and sale (the “Add-On Offering”) of $55 million aggregate principal amount of the Company’s 9.25% Senior Notes due 2029 (the “Firm Notes”). As described in the Underwriting Agreement, the Company also granted to the underwriters the option to purchase (the “Option” and, together with the Add-On Offering, the “Offering”) up to an additional $8.25 million aggregate principal amount of the Company’s 9.25% Senior Notes due 2029.

On July 26, 2024, the Company consummated the issuance and sale of a total of $60 million aggregate principal amount of the Company’s 9.25% Senior Notes due 2029 (the “Closing”), which was comprised of $55 million from the issuance and sale of the Firm Notes plus an additional $5 million pursuant to the exercise of the Option (the “Option Notes” and, together with the Firm Notes, the “Additional Notes”).

The Additional Notes are an additional issue of the Company’s $57.25 million aggregate principal amount of 9.25% Senior Notes due 2029 that the Company sold in January and February 2024 (the “Existing Notes” and, together with the Additional Notes, unless the context requires otherwise, the “Notes”). The Additional Notes form a single series with the Existing Notes and have the same terms as the Existing Notes (other than with respect to the price to the public, the issue date and the initial interest payment date). The Additional Notes have the same CUSIP number and are fungible and rank equally with the Existing Notes.

The Closing was made pursuant to the prospectus supplement dated July 24, 2024 and the accompanying prospectus dated May 21, 2024, filed with the Securities and Exchange Commission pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-279345).

The Underwriting Agreement contains customary representations, warranties and covenants of the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

On July 26, 2024, the Company entered into a fourth supplemental indenture (the “Fourth Supplemental Indenture”) to its indenture dated as of November 22, 2021 (the “Base Indenture”; as previously supplemented and as further supplemented by the Fourth Supplemental Indenture, the “Indenture”) between the Company and U.S. Bank Trust Company, National Association (successor to U.S. Bank National Association), as trustee (the “Trustee”). The Indenture establishes the form, and provides for the issuance, of the Additional Notes. The Indenture also contains customary events of default and cure provisions.

The Notes are general unsecured obligations of the Company and rank equally in right of payment with all of the Company’s existing and future senior unsecured and unsubordinated indebtedness, and rank senior in right of payment to the Company’s future subordinated indebtedness, if any. The Notes are effectively subordinated to all of the Company’s existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, and the Notes are structurally subordinated to all existing and future indebtedness and other liabilities (including trade payables) of the Company’s subsidiaries (excluding any amounts owed by such subsidiaries to the Company). The Notes bear interest at the rate of 9.25% per annum. Interest on the Notes is payable quarterly in arrears on January 15, April 15, July 15, and October 15 of each year. The Notes mature on January 31, 2029.

The foregoing description of the material terms of the Underwriting Agreement, the Fourth Supplemental Indenture and the Notes is qualified in its entirety by reference to the full text of the Underwriting Agreement, the Fourth Supplemental Indenture and the Notes, copies of which are filed as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The legal opinion as to the legality of the Additional Notes is included as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On July 25, 2024, the Company issued a press release announcing the pricing of the Offering. On July 26, 2024, the Company issued a press release announcing the Closing. Copies of the press releases are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of July 24, 2024, by and between the Company and B. Riley Securities, Inc., as representative of the several underwriters named therein.

4.1	Fourth Supplemental Indenture, dated as of July 26, 2024, by and between the Company and U.S. Bank Trust Company, National Association, as trustee.

4.2	Form of 9.25% Senior Notes due 2029 (included in Exhibit 4.1).

5.1	Opinion of Troutman Pepper Hamilton Sanders LLP.

23.1	Consent of Troutman Pepper Hamilton Sanders LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

99.1	Pricing Press Release, dated July 25, 2024.

99.2	Closing Press Release, dated July 26, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlanticus Holdings Corporation

Date: July 29, 2024	By:	/s/ William R. McCamey
Name: William R. McCamey
Title: Chief Financial Officer